UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2024

Entera Bio Ltd.
(Exact Name of Registrant as Specified in Its Charter)

Israel	001-38556	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

KIRYAT HADASSAH, MINRAV BUILDING – FIFTH FLOOR, JERUSALEM, Israel 9112002
(Address of principal executive offices) (Zip Code)

+972-2-532-7151
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value of NIS 0.0000769	ENTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Entera Bio Ltd., a company organized under the laws of the State of Israel (the “Company”), held its 2024 Annual Meeting of Shareholders on July 31, 2024 (the “Annual Meeting”). The final voting results for the proposals submitted to a vote of the Company’s shareholders at the Annual Meeting are as follows:

Proposal 1: Election of Miranda Toledano and Yonatan Malca to the Board of Directors of the Company for a three-year term to hold office until the Company’s 2027 Annual Meeting of Shareholders or until his or her successor is elected:

	Votes	Votes		Broker
Director Nominee	For	Against	Abstentions	Non-Votes
Miranda Toledano	14,822,807	93,254	3,535	0
Yonatan Malca	14,671,298	46,020	202,277	0

Proposal 2: Ratification and approval of a one-time grant of compensation, as described in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on June 20, 2024, in connection with the Annual Meeting, relating to Ms. Miranda Toledano, the Company’s Chief Executive Officer and a Director:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
14,365,894	544,357	9,344	0

Proposal 3: Ratification and approval of the revised compensation terms of the Company’s non-executive directors, as described in the Proxy Statement:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
14,155,236	754,536	9,824	0

Proposal 4: Ratification and approval of an amendment to the Company’s 2018 Equity Incentive Plan, including an increase of the number of shares issuable thereunder by a one-time amount of 1,788,515 shares, as described in the Proxy Statement:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
14,131,640	769,409	18,547	0

Proposal 5: Ratification and approval of the Company’s amended and restated compensation policy for the directors and officers of the Company, as described in the Proxy Statement:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
14,481,344	419,095	19,156	0

Proposal 6: Ratification and approval, on an advisory, non-binding basis, of the compensation of the Company’s named executive officers, as described in the Proxy Statement:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
14,512,467	388,040	19,089	0

Proposal 7: Ratification and approval, on an advisory, non-binding basis, on the frequency of the Company’s shareholders advisory, non-binding vote on the compensation of the Company’s named executive officers, as described in the Proxy Statement:

One	Two			Broker
Year	Years	Three Years	Abstentions	Non-Votes
14,563,410	128,370	37,984	189,831	0

Proposal 8: Ratification and approval of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, or PwC, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2024, and authorization of the Company’s board of directors (the “Board”), or the Audit Committee, if authorized by the Board, to determine the compensation of the auditors in accordance with the volume and nature of their services, as described in the Proxy Statement:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
14,900,862	15,952	2,782	0

No other matters were considered or voted upon at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERA BIO LTD.

Date: August 2, 2024	By:	/s/ Miranda Toledano
Name: Miranda Toledano Title: Chief Executive Officer